Oil and natural gas activities	12 Months Ended
Dec. 31, 2012
Oil and natural gas activities

Note 14: Oil and natural gas activities

Our oil and natural gas activities are conducted entirely in the United States. Costs incurred in oil and natural gas producing activities are as follows for the years ended December 31:

	2012	2011	2010
Property acquisition costs
Proved properties	$1,108	$1,024	$32,458
Unproved properties	46,895	15,795	9,062

Total acquisition costs	48,003	16,819	41,520
Development costs	409,429	250,182	251,564
Exploration costs(1)	54,432	57,016	34,180

Total	$511,864	$324,017	$327,264

(1)	Includes $52,188 and $33,030 of EOR costs in 2012 and 2011, respectively.

Depreciation, depletion, and amortization expense of oil and natural gas properties was $154,788, $132,307, and $96,676 for the years ended December 31, 2012, 2011, and 2010, respectively. The average depreciation, depletion and amortization rate per equivalent unit of production was $16.98, $15.29, and $12.01 for the years ended December 31, 2012, 2011, and 2010, respectively.

Oil and natural gas properties not subject to amortization consist of the cost of unevaluated properties and seismic costs associated with specific unevaluated properties. Of the $162,921 of unproved property costs at December 31, 2012 being excluded from the amortization base, $136,652, $16,377, and $4,567 were incurred in 2012, 2011, and 2010, respectively, and $5,325 was incurred in prior years. These costs are primarily seismic, pipeline, and lease acquisition costs. We expect to complete our evaluation for the majority of these costs relating to non-EOR properties within the next two to five years.